Exhibit 99.1

Old National Contacts:

Media: Kathy Schoettlin (812) 465-7269

January 27, 2022	Investors: Lynell Walton (812) 464-1366

First Midwest Contacts:

Media: Maurissa Kanter (708) 831-7345

Investors: Patrick Barrett (708) 831-7231

Old National and First Midwest Receive

Final Regulatory Approval for Merger of Equals

EVANSVILLE, Ind. and CHICAGO, Ill. January 27, 2022 – Old National Bancorp (“Old National”) (NASDAQ: ONB) and First Midwest Bancorp, Inc. (“First Midwest”) (NASDAQ: FMBI), today announced that their merger of equals transaction, announced on June 1, 2021, has received Federal Reserve approval. This follows approvals received last year from the Office of the Comptroller of the Currency and stockholders of both companies.

With this final regulatory step completed, the merger is expected to occur on or before March 1, 2022, subject to customary closing conditions. It will create one of the largest banks headquartered in the Midwest, with over $45 billion of combined assets, a presence in six of the largest Midwestern MSAs, strong commercial banking capabilities, a robust retail footprint and a significant wealth platform.

“With nearly 270 combined years of service and a shared commitment to Midwestern values, Old National and First Midwest are both driven by a customer-centric approach to banking and an unwavering commitment to community,” said Old National Chairman & CEO Jim Ryan, who will remain as CEO of Old National following the closing. “Receiving Federal Reserve approval paves the way for us to create a premier Midwestern bank that will provide significant benefits for our clients, team members, communities and shareholders.”

“This partnership is, at its core, a growth strategy, and as a combined organization, we will be in an even stronger position to invest, grow and innovate in talent, capabilities and services that will further set us apart as a market leader across the Midwest,” added First Midwest Chairman and CEO Mike Scudder, who will become Old National’s Chairman once the merger is complete.

Post-closing, the combined organization will operate under the Old National Bancorp and Old National Bank names, with dual headquarters in Evansville and Chicago. Branch locations will continue to operate under their respective names until the system conversion is complete, which is currently anticipated to occur in July 2022.

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About Old National

Old National Bancorp (NASDAQ: ONB), the holding company of Old National Bank, is the largest bank holding company headquartered in Indiana. With $24 billion in assets, it ranks among the top 100 banking companies in the U.S. and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for 10 consecutive years. Since its founding in Evansville in 1834, Old National Bank has focused on community banking by building long-term, highly valued partnerships and keeping our clients at the center of all we do. Today, Old National’s footprint includes Indiana, Illinois, Kentucky, Michigan, Minnesota and Wisconsin. In addition to providing extensive services in retail and commercial banking, Old National offers comprehensive wealth management, investment and capital market services. For more information and financial data, please visit Investor Relations at oldnational.com.

About First Midwest

First Midwest Bancorp, Inc. (NASDAQ: FMBI) is a relationship-focused financial institution and one of the largest independent publicly traded bank holding companies based on assets headquartered in Chicago and the Midwest, with approximately $22 billion of assets and an additional $15 billion of wealth management assets. First Midwest Bank and its other affiliates provide a full range of commercial, treasury management, equipment leasing, consumer, wealth management, trust and private banking products and services. The primary footprint of First Midwest’s branch network and other locations is in metropolitan Chicago, southeast Wisconsin, northwest Indiana, central and western Illinois, and eastern Iowa. Visit First Midwest at www.firstmidwest.com.

Cautionary Note Regarding Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to First Midwest’s and Old National’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “scheduled,” “outlook,” “estimate,” “forecast,” “project,” “should,” “will” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

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Additionally, forward-looking statements speak only as of the date they are made; First Midwest and Old National do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of First Midwest and Old National. Such statements are based upon the current beliefs and expectations of the management of First Midwest and Old National and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Midwest and Old National; the possibility that the proposed transaction will not close when expected or at all or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of First Midwest and Old National to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Midwest and Old National do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate First Midwest’s and Old National’s operations; such integration may be more difficult, time consuming or costly than expected; revenues following the completion of the proposed transaction may be lower than expected; First Midwest’s and Old National’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Old National’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of First Midwest and Old National to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of First Midwest and Old National; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on First Midwest, Old National and the proposed transaction; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of First Midwest’s and Old National’s Annual Report on Form 10-K for the year ended December 31, 2020, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of First Midwest’s and Old National’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and in other reports First Midwest and Old National file with the U.S. Securities and Exchange Commission (the “SEC”).

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